--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 29, 2000


                       First Sierra Receivables II, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                       First Sierra Receivables III, Inc.
              ----------------------------------------------------
           (Exact name of Co-Registrant as specified in its charter)

               Delaware                    333-12199                        76-0543174
   --------------------------------  ----------------------  -----------------------------------------
                                       (Commission File
               Delaware                     Number)                         76-0589331
   --------------------------------                          -----------------------------------------
     (State or Other Jurisdiction                               (I.R.S. Employer Identification No.)
          of Incorporation)

         c/o SierraCities.com Inc.                                             77002
        Attention: E. Roger Gebhart                                         ----------
      600 Travis Street, Suite 7050                                         (Zip Code)
              Houston, Texas
 ---------------------------------------
 (Address of Principal Executive Offices)





       Registrant's telephone number, including area code (713) 221-8822
                                                          --------------
                                   No Change
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Contracts

         First Sierra Receivables II, Inc. and First Sierra Receivables III, Inc. (the "Depositor" and, together with First Sierra Receivables II, Inc. (the "Registrants") have registered issuances of an aggregate of up to $185,587,065 in principal amount of lease-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-12199) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor formed a trust, the First Sierra Equipment Contract Trust 2000-2, a common law trust acting through its trustee First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee (the "Trust"), pursuant to which the Trust issued Notes under an Indenture (the "Indenture"), attached hereto as Exhibit 4.1, dated as of June 1, 2000, by and between the Trust, SierraCities.com Inc., as servicer and originator ("SierraCities," the "Servicer" and the "Originator") and Bankers Trust Company, as indenture trustee (the "Trustee"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

         The Notes consist of eight classes, the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes. Only the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (the "Class A Notes") and the Class B Notes were issued pursuant to the Registration Statement. The Class A-1 Notes represent the right to receive repayment of the Initial Class A-1 Note Principal Balance ($50,018,622) of the Class A-1 Notes and monthly interest at a rate of 6.937525% per annum on the unpaid portion of such principal amount, the Class A-2 Notes represent the right to receive repayment of the Initial Class A-2 Note Principal Balance ($29,609,322) of the Class A-2 Notes and monthly interest at a rate of 7.35% per annum on the unpaid portion of such principal amount, the Class A-3 Notes represent the right to receive repayment of the Initial Class A-3 Note Principal Balance ($51,393,341) of the Class A-3 Notes and monthly interest at a rate of 7.49% per annum on the unpaid portion of such principal amount, the Class A-4 Notes represent the right to receive repayment of the Initial Class A-4 Note Principal Balance ($33,416,247) of the Class A-4 Notes and monthly interest at a rate of 7.56% per annum on the unpaid portion of such principal amount and the Class B Notes represent the right to receive repayment of the Initial Class B Note Principal Balance ($21,149,523) of the Class B Notes and monthly interest at a rate of 7.77% per annum on the unpaid portion of such principal amount.

         The rights to receive such payments are based solely upon the interests represented by the Class A Notes and the Class B Notes in the Trust Property (the "Trust Property") which secures the Class A Notes and the Class B Notes. The assets of the Trust Property will consist of certain finance leases and commercial loans received after the close of business on June 1, 2000 (the "Cut-Off Date") (such leases, the "Initial Contracts"), a security interest in the underlying equipment or property leased thereby (the "Equipment" and, together with the Contracts, the "Receivables") and certain other property more fully described in the Prospectus Supplement.

         On June 29, 2000 (the "Closing Date"), the Depositor and certain trusts sponsored by SierraCities transferred the Contracts and the related Equipment to the Trust pursuant to the Receivables Transfer Agreement, dated as of June 1, 2000 (the "Receivables transfer Agreement"), attached hereto as
Exhibit 10.1, among SierraCities, First Sierra

Receivables III, Inc., First Union National Bank, Variable Funding Capital Corporation, First Sierra Equipment Contract Trust 1999-H, Fairway Finance Corporation, Bankers Trust Company, First Sierra Equipment Contract Trust 2000-2, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee, as Issuer, and Merrill Lynch Mortgage Capital, Inc.

         Principal and interest will be paid to the Class A Noteholders monthly on the 18th day (or the next succeeding business day thereafter) of each month, commencing July 18, 2000 (each, a "Payment Date"), as further described herein. Interest will accrue on the Class A Notes and the Class B Notes from Payment Date to Payment Date, or with respect to the initial Payment Date, from June 29, 2000.

         As of the Closing Date, the Contracts possessed the characteristics described in the Prospectus dated March 28, 2000 and the Prospectus Supplement dated June 23, 2000, filed pursuant to Rule 424(b)(2) of the Act.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

         1.1 Underwriting Agreement, dated June 23, 2000, among
SierraCities.com Inc., First Sierra Receivables III, Inc., and First Union Securities, Inc. as Representative of the several Underwriters.

         4.1 Indenture, dated as of June 1, 2000, by and among First Sierra Equipment Contract Trust 2000-2, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee, as Issuer, SierraCities.com Inc., as Servicer and as Originator, and Bankers Trust Company, not in its individual capacity but solely as Indenture Trustee.

         8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 29, 2000.

         10.1 Receivables Transfer Agreement, dated as of June 1, 2000, among SierraCities.com Inc., First Sierra Receivables III, Inc., First Union National Bank, Variable Funding Capital Corporation, First Sierra Equipment Contract Trust 1999-H, Fairway Finance Corporation, Bankers Trust Company, First Sierra Equipment Contract Trust 2000-2, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee, as Issuer, and Merrill Lynch Mortgage Capital, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned hereunto duly authorized.

                                          FIRST SIERRA RECEIVABLES II, INC.


                                          By: /s/ Sandy B. Ho
                                              ---------------------------------
                                              Name: Sandy B. Ho
                                              Title: Senior Vice President


                                          FIRST SIERRA RECEIVABLES III, INC.

                                          By: /s/ Sandy B. Ho
                                              ---------------------------------
                                              Name: Sandy B. Ho
                                              Title: Senior Vice President


Dated: July 12, 2000

                                 EXHIBIT INDEX

         1.1 Underwriting Agreement, dated June 23, 2000, among
SierraCities.com Inc., First Sierra Receivables III, Inc., and First Union Securities, Inc. as Representative of the several Underwriters.

         4.1 Indenture, dated as of June 1, 2000, by and among First Sierra Equipment Contract Trust 2000-2, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee, as Issuer, SierraCities.com Inc., as Servicer and as Originator, and Bankers Trust Company, not in its individual capacity but solely as Indenture Trustee.

         8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of June 29, 2000.

         10.1 Receivables Transfer Agreement, dated as of June 1, 2000, among SierraCities.com Inc., First Sierra Receivables III, Inc., First Union National Bank, Variable Funding Capital Corporation, First Sierra Equipment Contract Trust 1999-H, Fairway Finance Corporation, Bankers Trust Company, First Sierra Equipment Contract Trust 2000-2, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee, as Issuer, and Merrill Lynch Mortgage Capital, Inc.